                                                                   EXHIBIT 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-28835, 333-28853, 333-29061 and 333-40139) of
Wesley Jessen VisionCare, Inc. of our report dated February 23, 1999 appearing in this Form 10-K for the year ended December 31, 1998. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
Chicago, Illinois
March 30, 1999